UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) June 30, 2017

Max Sound Corporation

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-51886	8837 Villa La Jolla Drive, Unit 12109 La Jolla, California 92039	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(800) 327-MAXD

(Registrant's telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 27, 2017, Max Sound Corporation (the “Company”) entered into a series of transactions (the “Funding Transactions”) in order to increase their liquidity. In connection with the Funding Transactions, the Company issued Bellridge Capital (“Bellridge”) an 8% convertible note in the principal amount of $171, 250 due on June 27, 2018. The note is convertible into common stock at 65% of the lowest trading price for the Company’s common stock during the ten trading days immediately preceding the date of conversion. The note is pre-payable by the Company, as provided therein. Bellridge paid an aggregate of $157,550 to Power Up Lending LLC and Eagle Equities LLC and the note contains an 8% original issue discount bringing the total to a $171,250 principal amount. The Company’s obligations to Power Up Lending LLC and Eagle Equities LLC are now owed to Bellridge.

In addition, pursuant to a Securities Purchase Agreement dated June 27, 2017, the Company issued Bellridge an 8% promissory note due June 27, 2018 in the principal amount of $268,000. The note is convertible into common stock at 65% of the lowest trading price for the Company’s common stock during the ten trading days prior to the date of conversion. The note is prepayable by the Company as provided therein. The note contains an 8% original issue discount. Pursuant to the SPA, the proceeds of the loan are to be used by the Company to pay off its obligation to GS Capital and Crownbridge LLC.

The forgoing description on the SPA and the Notes does not constitute a complete summary of the Funding Transactions and reference should be made to the SPA and the Notes which are filed as exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 28, 2017 Max Sound Corporation issued a press release announcing a two million dollar funding commitment (the “Funding Commitment”) by and between the Company and Bellridge Capital, LLC(the “Lender”).A copy of the press release is filed as an Exhibit hereto and is incorporated herein by reference.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits

NUMBER	EXHIBIT

10.1	Securities Purchase Agreement dated June 27, 2017 by and between the Company and Bellridge Capital, Inc.
10.2	8% convertible promissory note in the principal amount of $171,250 dated June 27, 2017.
10.3	8% convertible promissory note in the principal amount of 268,000 dated June 27, 2017.
99.1	Press Release with titled, MAXD Secures $2 Million Funding Commitment. Dated June 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MAX SOUND CORPORATION

Date: June 30, 2017	By:	/s/ John Blaisure
Name: John Blaisure
Title: Chief Executive Officer